Exhibit 99.3

                               POWER OF ATTORNEY

       THE UNDERSIGNED hereby appoints each of Morgan Stanley Capital Partners III, Inc. (by Peter Vogelsang, Secretary) and Davis Polk & Wardwell (by Carole Schiffman), acting jointly or individually with full power of substitution in the premises as the attorneys in fact of the undersigned to prepare, execute and file with the Securities and Exchange Commission on behalf of the undersigned a Statement on Schedule 13G relating to the Class A Convertible Common Stock of the American Italian Pasta Company, or, to the extent required by law, in lieu of such Statement on Schedule 13G, a Statement on Schedule 13D, and any amendments thereto which either of the above named attorneys in fact shall, in his or her sole discretion, deem appropriate; provided that any such Schedule or amendment thereto shall be presented to the undersigned prior to the filing thereof, and hereby confirms any and all action taken by either of such attorneys pursuant to this Power of Attorney.

Dated: October 6, 1997

       MORGAN STANLEY LEVERAGED
       EQUITY FUND II, L.P.
       By:   Morgan Stanley Leveraged Equity Fund II, Inc.,
               as General Partner

       By: /s/ Peter R. Vogelsang
          ---------------------------------
          Name: Peter R. Vogelsang
          Title: Secretary

       MORGAN STANLEY LEVERAGED
       EQUITY FUND II, INC.

       By: /s/ Peter R. Vogelsang
          ---------------------------------
          Name: Peter R. Vogelsang
          Title: Secretary

       MORGAN STANLEY DEAN WITTER
       & CO.

       By: /s/ Peter R. Vogelsang
          ---------------------------------
          Name: Peter R. Vogelsang
          Title: Authorized Signatory

       MORGAN STANLEY CAPITAL
       PARTNERS III, L.P.
       By: MSCP III, L.P.
           as General Partner
       By: Morgan Stanley Capital Partners III, Inc.,
           as General Partner

       By: /s/ Peter R. Vogelsang
          ---------------------------------
          Name: Peter R. Vogelsang
          Title: Secretary

       MSCP III, L.P.
       By: Morgan Stanley Capital Partners III, Inc.,
           as General Partner

       By: /s/ Peter R. Vogelsang
          ---------------------------------
          Name: Peter R. Vogelsang
          Title: Secretary

       MORGAN STANLEY CAPITAL PARTNERS III, INC.

       By: /s/ Peter R. Vogelsang
           ---------------------------------
          Name: Peter R. Vogelsang
          Title: Secretary

       MSCP III 892 INVESTORS, L.P.
       By: MSCP III, L.P.
           as General Partner
       By: Morgan Stanley Capital Partners III, Inc.,
           as General Partner

       By: /s/ Peter R. Vogelsang
          ---------------------------------
          Name: Peter R. Vogelsang
          Title: Secretary


       MORGAN STANLEY CAPITAL INVESTORS, L.P.
       By: MSCP III, L.P.
           as General Partner
       By: Morgan Stanley Capital Partners III, Inc.,
           as General Partner

       By: /s/ Peter R. Vogelsang
          ---------------------------------
          Name: Peter R. Vogelsang
          Title: Secretary

       GEORGE K. BAUM GROUP, INC.


       By: /s/ William D. Thomas
          ---------------------------------
          Name: William D. Thomas
          Title: President

       GKB PRIVATE INVESTMENT PARTNERS, L.L.C.
       as Nominee for:
       GEORGE K. BAUM CAPITAL PARTNERS, L.P.

       By: /s/ William D. Thomas
          ---------------------------------
          Name: William D. Thomas
          Title: Senior Managing Director

       GKB PRIVATE INVESTMENT PARTNERS, L.L.C.
       as Nominee for:
       GEORGE K. BAUM EMPLOYEE EQUITY FUND, L.P.

       By: /s/ William D. Thomas
          ---------------------------------
          Name: William D. Thomas
          Title: Senior Managing Director

       EXCELSIOR INVESTORS, L.L.C.
       By: George K. Baum Merchant Banc, LLC,
           its Manager

       By: /s/ William D. Thomas
          ---------------------------------
          Name: William D. Thomas
          Title: Senior Managing Director

       CITICORP VENTURE CAPITAL, LTD.

       By: /s/ D.Y. Howe
          ---------------------------------
          Name: D.Y. Howe
          Title: Vice President

       JSS MANAGEMENT COMPANY LTD.

       By: /s/ James A. Schlindwein
          ---------------------------------
          Name: James A. Schlindwein
          Title: General Partner

       WILLIAM T. WEBSTER,
       as custodian for William T. Webster, Jr.
       under the Missouri Uniform Transfers to Minors Law

       By: /s/ T. S. Webster
          ---------------------------------
          Name: Timothy S. Webster
          Title: Attorney-in-Fact

       WILLIAM T. WEBSTER,
       as custodian for Aubrey A. Webster, Jr.
       under the Missouri Uniform Transfers to Minors Law

       By: /s/ T. S. Webster
          ---------------------------------
          Name: Timothy S. Webster
          Title: Attorney-in-Fact

       KIRSTIN D. WEBSTER AND JAMES A. HEETER,
       co-trustees under the Timothy S. Webster
       Family Gift Trust of 1996, dated September 27, 1996

       By: /s/ T. S. Webster
          ---------------------------------
          Name: Timothy S. Webster
          Title: Attorney-in-Fact

       WILLIAM T. WEBSTER

       By: /s/ T. S. Webster
          ---------------------------------
          Name: Timothy S. Webster
          Title: Attorney-in-Fact

       JULIE D. WEBSTER

       By: /s/ T. S. Webster
          ---------------------------------
          Name: Timothy S. Webster
          Title: Attorney-in-Fact

       /s/ Horst Schroeder
       ------------------------------------
       HORST W. SCHROEDER

       ANNA CATHERINE WEBSTER

       By: /s/ T. S. Webster
          ---------------------------------
          Name: Timothy S. Webster
          Title: Attorney-in-Fact

       ERNEST JACK WEBSTER, JR.

       By: /s/ T. S. Webster
          ---------------------------------
          Name: Timothy S. Webster
          Title: Attorney-in-Fact

       /s/ David B. Potter
       ------------------------------------
       DAVID B. POTTER

       /s/ T. S. Webster
       ------------------------------------
       TIMOTHY S. WEBSTER

        /s/ David E. Watson
       ------------------------------------
       DAVID E. WATSON

        /s/ Darrel E. Bailey
       ------------------------------------
       DARREL BAILEY

        /s/ Norman Abreo
       ------------------------------------
       NORMAN F. ABREO

        /s/ Horst Schroeder
        -----------------------------------
       For: ISABEL A. LANGE

       /s/ Horst Schroeder
       ------------------------------------
       For: BERND H. SCHROEDER

       /s/ Horst Schroeder
       ------------------------------------
       For: GISELA I. SCHROEDER,
       Trustee of the Living Trust of
       Gisela I. Schroeder U/T/I dated May 24, 1985

       THOMPSON HOLDINGS, INC.

       By: /s/ R. Thompson
          ---------------------------------
          Name: Richard C. Thompson
          Title: President

       THOMPSON HOLDINGS, L.P.
       By: Thompson Holdings Inc., as General Partner

       By: /s/ R. Thompson
          ---------------------------------
          Name: Richard C. Thompson
          Title: President

       /s/ R. Thompson
       ------------------------------------
       RICHARD C. THOMPSON

       /s/ James A. Schlindwein
       ------------------------------------
       JAMES A. SCHLINDWEIN

       /s/ Suzanne S. Schlindwein
       ------------------------------------
       SUZANNE S. SCHLINDWEIN

       HORST W. SCHROEDER,
       Trustee of the Living Trust of
       Horst W. Schroeder, dated May 24, 1985,
       or successor trustee

       By: /s/ Horst W. Schroeder
          ---------------------------------
          Name: Horst W. Schroeder
          Title: Trustee

       /s/ Jerry Dear
       ------------------------------------
       JERRY DEAR

       /s/ Daniel Keller
       ------------------------------------
       DANIEL KELLER

       /s/ Mike Willhoite
       ------------------------------------
       MIKE WILLHOITE

       CCT PARTNERS III, L.P.

       By: CCT I Corporation
        as General Partner

       By: /s/ Thomas H. Sanders
          ---------------------------------
          Name: Thomas H. Sanders
          Title: Secretary,
          CCT I Corporation
          399P/14th Fl. Zn. 4

       WILLIAM T. WEBSTER,
       as custodian for Samuel Timothy Webster
       under the Missouri Uniform Transfers to Minors Law

       By: /s/ Timothy S. Webster
          ----------------------------------
          Name: Timothy S. Webster
          Title: Attorney-in-Fact

       /s/ Phillip A. Dibble
       ------------------------------------
       PHILLIP A. DIBBLE

       /s/ Phyllis Kruse Dibble
       ------------------------------------
       PHYLLIS KRUSE DIBBLE

       /s/ G. Kenneth Baum
       ------------------------------------
       G. KENNETH BAUM

       GKB PRIVATE INVESTMENT PARTNERS LLC

       By: /s/ William D. Thomas
          ---------------------------------
          Name: William D. Thomas
          Title: Senior Managing Director

       GKB EQUITY, INC.

       By: /s/ Jonathan E. Baum
          ---------------------------------
          Name: Jonathan E. Baum
          Title: President

       GEORGE K. BAUM HOLDINGS, INC.

       By: /s/ Jonathan E. Baum
          ---------------------------------
          Name: Jonathan E. Baum
          Title: President

       /s/ Jonathan E. Baum
       ------------------------------------
       JONATHAN E. BAUM

       CITIBANK, N.A.

       By:  /s/ George Seegers
          ---------------------------------
          Name: George Seegers
          Title: Vice President and Assistant Secretary

       CITICORP

       By: /s/ George Seegers
          ---------------------------------
          Name: George Seegers
          Title: Assistant Secretary